                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:     July 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                                PERCEPTRON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              DAVID W. GEISS, ESQ.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

[PERCEPTRON LOGO]

          47827 Halyard Drive
          Plymouth, Michigan 48170-2461
          (734) 414-6100    Facsimile: (734) 414-4700

                                                                October 24, 2002

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held on Monday, December 9, 2002, at 9:00 a.m., local time, at 47827 Halyard Drive, Plymouth, Michigan 48170.

     The attached notice of the meeting and Proxy Statement describe the items of business to be transacted: (a) the election of seven directors, (b) the approval of an amendment to the Company's 1992 Stock Option Plan to increase the shares of Common Stock available for grant under such plan by 400,000 shares (the "1992 Plan Amendment"), and (c) such other business as may properly come before the meeting or any adjournment thereof.

     The enclosed Proxy Statement offers a more complete description of the 1992 Plan Amendment. The Board of Directors encourages you to read the Proxy Statement carefully.

     THE BOARD OF DIRECTORS BELIEVES IT IS IMPORTANT THAT THE 1992 PLAN AMENDMENT BE ADOPTED, AND WE NEED YOUR VOTE.

     After the formal business session, there will be a report to the shareholders on the progress of the Company along with a discussion period. I look forward to seeing you at the Annual Meeting and hope you will make plans to attend. Whether you plan to attend the meeting, I urge you to sign, date and return your proxy in the addressed envelope enclosed for your convenience so that as many shares as possible may be represented at the meeting. No postage is required if the envelope is mailed in the United States. Returning the proxy will not affect your right to attend the meeting or your right to vote in person.

                                   Sincerely,

                                   /s/ Alfred A. Pease
                                   -------------------------------------
                                   Alfred A. Pease
                                   Chairman of the Board of Directors,
                                   President and Chief Executive Officer

                                [PERCEPTRON LOGO]

                  --------------------------------------------

                                PERCEPTRON, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 9, 2002

                  --------------------------------------------

     The Annual Meeting of Shareholders of Perceptron, Inc., a Michigan corporation, will be held on Monday, December 9, 2002, at 9:00 a.m., local time, at 47827 Halyard Drive, Plymouth, Michigan 48170 for the following purposes:

         1. To elect seven directors to serve until the 2003 Annual Meeting of Shareholders.

         2. To approve and adopt an amendment to the Company's 1992 Stock Option Plan which would increase by 400,000 shares the total number of shares of the Company's Common Stock available for grant under such plan.

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on October 18, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. A certified list of shareholders entitled to vote at the meeting will be available for examination by any shareholder during the meeting at the corporate offices at 47827 Halyard Drive, Plymouth, Michigan 48170.

                                        By the Order of the Board of Directors

                                        /s/ Thomas S. Vaughn
                                        ----------------------------
                                        Thomas S. Vaughn, Secretary

47827 Halyard Drive
Plymouth, Michigan 48170
October 24, 2002

--------------------------------------------------------------------------------

     THE VOTE OF EVERY SHAREHOLDER IS IMPORTANT, AND YOUR COOPERATION IN PROMPTLY RETURNING YOUR MARKED, DATED AND SIGNED PROXY WILL BE APPRECIATED. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROXY WILL, HOWEVER, HELP TO ASSURE A QUORUM AND TO AVOID ADDED PROXY SOLICITATION COSTS.

--------------------------------------------------------------------------------

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                                PERCEPTRON, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD AT 9:00 A.M. ON DECEMBER 9, 2002

                             -----------------------

                                  INTRODUCTION

     This Proxy Statement and the accompanying form of proxy, which were first mailed to shareholders on approximately October 28, 2002, are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Perceptron, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the corporate offices of the Company on Monday, December 9, 2002, at 9:00 a.m., local time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The corporate offices of the Company are located at 47827 Halyard Drive, Plymouth, Michigan 48170, and the Company's telephone number is (734) 414-6100.

     Only holders of record of the Company's Common Stock, $0.01 par value (the "Common Stock") at the close of business on October 18, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. As of the Record Date, there were 8,244,453 shares of Common Stock outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. See "Further Information -- Share Ownership of Management and Certain Shareholders" for a description of the beneficial ownership of the Common Stock.

     Directors, officers and other employees of the Company may solicit, without additional compensation, proxies by any appropriate means, including personal interview, mail, telephone, courier service and facsimile transmissions. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's Common Stock to forward proxy soliciting material to the beneficial owners of such shares and the Company will reimburse such record holders for their reasonable expenses incurred in connection therewith. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Meeting, Proxy Statement, form of proxy and any other soliciting material, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Only one Proxy Statement will be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request from a shareholder who shares an address with another shareholder, the Company shall deliver a separate copy of the Proxy Statement. In the future, shareholders can call or write the Company for a separate annual report or proxy statement at (734) 414-6100 or 47827 Halyard Drive, Plymouth, Michigan 48170-2461. Similarly, those shareholders who share an address and wish to receive only one copy of the annual report or proxy statement when they are receiving multiple copies can also call or write the Company at the number and address given above.

     Shares represented by a duly executed proxy, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions of the shareholder thereon if the proxy is received by the Company before the close of business on December 6, 2002. Shares represented by a proxy received after December 6, 2002 will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before the vote of shareholders is taken. A proxy also gives Messrs. Pease, Garber and Vaughn discretionary authority to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting; however, the Board of Directors does not intend to present any other matters at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at the Company's corporate offices at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

     Abstentions, and withheld votes with respect to the election of directors, are counted only for purposes of determining whether a quorum is present at the 2002 Annual Meeting. Broker non-votes are not counted for any purpose. Directors are elected by a plurality of the votes cast, so that only votes cast "for" directors are counted in determining which directors are elected. Approval of the proposal to amend the 1992 Stock Option Plan requires a majority of the votes cast on the matter. For purposes of determining the number of votes cast with respect to the proposal to amend the 1992 Stock Option Plan, only those cast "for" or "against" are included, and abstentions and broker non-votes are not counted for this purpose.

                       MATTERS TO COME BEFORE THE MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, Shareholders will be asked to elect a board of seven directors to hold office, in accordance with the Bylaws of the Company, until the 2003 annual meeting and until the election and qualification of their successors, or until their resignation or removal. The following table sets forth information regarding the nominees for election to the Company's Board of Directors. The shares represented by properly executed proxies will be voted in accordance with the specifications made therein. PROXIES WILL BE VOTED "FOR" THE ELECTION OF SUCH NOMINEES UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD. If a nominee is unable to serve or, for good cause, will not serve, the proxy confers discretionary authority to vote with respect to the election of any person to the Board. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected to the Board of Directors. Shares may not be voted cumulatively for the election of directors.

     The nominees named below have been selected by the Board of Directors of the Company. The following information with regard to business experience has been furnished by the respective nominees for director.

                                      POSITION, PRINCIPAL OCCUPATIONS
       NAME AND AGE                        AND OTHER DIRECTORSHIPS
       ------------                        -----------------------
David J. Beattie, 60.........Director of the Company since 1997. Mr. Beattie has been President of McNaughton -- McKay Electric Company ("MME") since February 2001, and prior to that time, from September 2000 to February 2001, was Chief Operating Officer of MME. From February 1997 to September 2000, he was Senior Vice President, Sales and Marketing of MME, where he was responsible for all sales and marketing activities, strategic planning, engineering and related services. MME is a distributor of industrial automation products and services.

Kenneth R. Dabrowski, 59.....Director of the Company since 1999. Mr. Dabrowski has been President of the Durant Group, L.L.C., a management consulting firm since December 2000, and has been a member of the faculty at Massachusetts Institute of Technology since June 1999. Mr. Dabrowski was Vice President, Quality and Process Leadership, Ford Automotive Operations of Ford Motor Company from September 1996 to January 1999 where he had global responsibility for Information Technology, Process Reengineering, corporate and supplier quality and customer satisfaction.

Philip J. DeCocco, 64........Director of the Company since 1996. Mr. DeCocco has been President of Sturges House, Inc., a company founded by Mr. DeCocco, since 1983. Sturges House, Inc. offers executive recruiting and management consulting services in human resources, strategic planning, executive development and organization design and development to various companies.

W. Richard Marz, 59..........Director of the Company since 2000. Mr. Marz has been Executive Vice President, Communications and ASIC Technology, LSI Logic Corporation ("LSI"), since February 2002, and prior to that time, from July 2001 to February 2002, he was Executive Vice President, ASIC Technology of LSI. From May 1996 to July 2001, he was Executive Vice President, Geographic Markets, of LSI. LSI is a semiconductor manufacturer.

Robert S. Oswald, 61.........Director of the Company since 1996. Mr. Oswald has been Chairman and Chief Executive Officer, Bendix Commercial Vehicle Systems, LLC, a manufacturer of air brakes and other safety systems, since March 2002. Mr. Oswald was Chairman, President and Chief Executive Officer of Robert Bosch Corporation, a manufacturer of automotive components and systems, and a member of the Board of Management of Robert Bosch, GmbH from July 1996 to December 2000.

Alfred A. Pease, 56..........Director of the Company since 1996 and Chairman of the Board since July 1996. Since February 1996, Mr. Pease has been President and Chief Executive Officer of the Company.

Terryll R. Smith, 52.........Director of the Company since 1996. Mr. Smith has been President and Chief Executive Officer of Novation Environmental Technologies Inc., a water purification company, since January 2000. From December 1998 to August 1999, Mr. Smith was President and Chief Executive Officer of picoNetworks, an integrated circuits and software services company. From February 1996 to March 1998, Mr. Smith was Group Vice President, Sales and Marketing of Advanced Micro Devices, Inc., a manufacturer of integrated circuits.

                        BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors is responsible for direction of the overall affairs of the Company. Directors of the Company are elected to serve until their successors are elected. The Board of Directors and each committee thereof meet formally from time to time and also take action by consent resolutions. During the fiscal year ended June 30, 2002, the Board of Directors met a total of six times. All of the current directors who are standing for re-election, except for Mr. Beattie, attended at least 75% of the total meetings of the Board of Directors, and of any committee on which they served, held during the period in fiscal year 2002 in which they served as directors or members of any such committees.

     The Board of Directors has delegated certain authority to an Audit Committee, a Management Development, Compensation and Stock Option Committee and a Nominating Committee to assist it in executing its duties. The composition and principal functions of each Committee are as follows:

     Audit Committee. The Audit Committee is currently comprised of three outside members of the Board of Directors: Messrs. Dabrowski, Oswald and Smith. The Board of Directors approved and adopted the Audit Committee's charter on May 5, 2000. The charter in its current form was last provided to shareholders as an appendix to the Company's Proxy Statement dated October 29, 2001. The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of Directors. The principal functions of the Audit Committee are the following: (i) review and nominate the accounting firm to be appointed as the Company's independent certified public accountants; (ii) review the nature and extent of all services provided to the Company by such accountants and evaluate their fees and the effects of such services upon their independence; (iii) review the scope, purpose and procedures of the audit; (iv) review the audited financial statements and the proposed footnotes to be included in the Company's Annual Report on Form 10-K and report annually to the Board of Directors whether the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission; (v) review with such accountants its experience, findings and recommendations upon completion of the audit; (vi) review the adequacy of the Company's internal accounting procedures and controls; and (vii) review and reassess annually the adequacy of the Audit Committee's charter. The Audit Committee held five meetings in fiscal year 2002.

     Management Development, Compensation and Stock Option Committee. The Management Development, Compensation and Stock Option Committee ("Management Development Committee") is currently comprised of three outside members of the Board of Directors: Messrs. Beattie, DeCocco and Marz. The principal functions of the Committee are to review the Company's compensation programs, to establish the compensation programs for the Company's executive officers, to review and approve annual bonuses to be paid to such executive officers and to administer the Company's Stock Option Plans. The Committee met once in fiscal year 2002.

     Nominating Committee. The Nominating Committee is currently comprised of three outside members of the Board of Directors: Messrs. Marz, DeCocco and Dabrowski. The Committee's duties include recommending to the Board of Directors the nominees to stand for election as directors at each annual meeting of shareholders and recommending to the Board of Directors the directors to serve on the standing committees of the Board. Recommendations by shareholders of possible director nominees may be addressed to the Nominating Committee of the Board of Directors in care of the Secretary of the Company and will be forwarded to the Committee for consideration. The Committee did not meet in fiscal year 2002.

                             AUDIT COMMITTEE REPORT

     In accordance with its charter, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the Company's independent auditors and the financial management of the Company. Each Audit Committee member is "independent," as defined in Rule 4200(a)(14) of the National Association of Securities Dealers Listing Standards.

     The Audit Committee received from the independent auditors and reviewed a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended June 30, 2002, including the quality of accounting principles and significant judgments affecting the financial statements.

     The Audit Committee has satisfied its responsibilities under its charter for the year ended June 30, 2002 and, based on the above-mentioned reviews and discussions with management and the independent auditors, recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2002 for filing with the Securities and Exchange Commission. Further, the Audit Committee, pursuant to authority delegated to it by the Board of Directors, approved the engagement of Grant Thornton LLP as the Company's independent auditors for the fiscal year ended June 30, 2003.

AUDIT COMMITTEE:

ROBERT S. OSWALD, CHAIR
KENNETH R. DABROWSKI
TERRYLL R. SMITH

              PROPOSAL 2 -- AMENDMENT TO THE 1992 STOCK OPTION PLAN

PROPOSED AMENDMENT TO THE 1992 PLAN

     The Company proposes to amend the 1992 Stock Option Plan (the "1992 Plan") to increase the total number of shares of Common Stock available for grant under such plan by 400,000 shares, from 2,414,286 to 2,814,286 (the "1992 Plan
Amendment"). The Board of Directors believes that the 1992 Plan Amendment will assist the Company in its efforts to attract and retain highly-qualified executives and provide incentive to the Company's existing executive team.

     The 1992 Amendment is necessitated by the fact that there are insufficient shares of Common Stock currently available under the 1992 Plan for the Company to continue to grant options to new and existing officers. The amendment, if approved by the shareholders of the Company, will permit the continued use of options to attract new executives and to retain and provide incentive to the Company's existing executive team. The 1992 Plan has not been amended to add additional shares to the Plan since April 14, 1999.

     The Company's executive officer and management compensation program reflects the Company's philosophy that executive compensation should be linked to performance. As a result, the Company's Management Development Committee has historically favored stock-based compensation incentives for the Company's executives, such as stock options which permit the executives to buy a specified number of shares of Common Stock at the fair market value on the date an option is granted. Such stock options gain value only if the price of the Common Stock increases above the exercise price.

     Further, the Company has a continuing need to attract highly qualified executive candidates to meet the Company's personnel requirements. The Company utilizes stock options as part of a standard compensation package developed to attract such candidates.

     If the 1992 Plan is amended as proposed, the Company intends to continue to use stock options as a key component of its executive compensation program as described above.

     If the 1992 Plan Amendment to the 1992 Plan is not adopted, the Company believes that the number of available option shares would be inadequate to meet the Company's needs and would significantly impede the Company's ability to attract new executives and to retain existing key executive team members.

     Of the 2,414,286 shares available under the 1992 Plan, as of October 18, 2002, 98,616 shares are available for future grants, 1,267,733 are reserved for outstanding grants under the 1992 Plan and the remainder have been issued upon exercise of stock options previously granted under the 1992 Plan.

REQUIRED VOTE

     Approval of the proposed amendment to the 1992 Plan requires a majority of the votes cast on the matter. PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN UNLESS OTHERWISE INDICATED ON THE PROXY.

THE 1992 STOCK OPTION PLAN

     The 1992 Plan was adopted by the Board of Directors on April 21, 1992 and approved by the shareholders on April 27, 1992 and has been amended on several occasions thereafter. The 1992 Plan expires on April 20, 2012. Most recently the Plan was amended on August 16, 2002 to increase the total number of shares of Common Stock available for grant under such plan from 2,414,286 to 2,814,286. Such amendment is being submitted to the shareholders for approval at the Annual Meeting. A copy of the 1992 Plan along with the proposed amendment will be furnished to any shareholder upon written request to the Secretary of the Company at the executive offices of the Company in Plymouth, Michigan.

     As of October 18, 2002, an aggregate of 1,267,733 shares of the Common Stock are reserved for issuance upon the exercise of options granted under the 1992 Plan, and an additional 400,000 will be reserved upon approval of the proposed amendment to the 1992 Plan. If, for any reason, an option lapses, expires or terminates without having been exercised in full, the unpurchased shares covered thereby are again available for grants of options under the 1992 Plan. In addition, if the option is exercised by delivery to the Company of shares previously acquired pursuant to options granted under the 1992 Plan or for options granted prior to January 1, 1998, by an optionee through the retention by the Company of a portion of the option in payment of the exercise price of such option, then shares of Common Stock underlying the retained option and shares of Common Stock delivered in payment of the exercise price of an option as described above will again be available for grants of options under the 1992 Plan.

     Pursuant to the 1992 Plan, employees of the Company (approximately 218 persons) may be granted incentive stock options ("ISOs") within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and other persons (including employees) may be granted nonqualified options to acquire Common Stock. The purpose of the 1992 Plan is to encourage employees of the Company and certain other persons to acquire Common Stock. The Company believes that stock option grants to employees help to provide an incentive for their continued employment, and to attract and retain highly qualified employees and otherwise more closely align the interests of the Company's employees with those of the Company and its shareholders.

     The 1992 Plan presently is administered by the Management Development Committee. Subject to the express provisions of the 1992 Plan, the Management Development Committee has authority, in its discretion, to determine which employees and other persons receive options, the times when options will be granted, the exercise price of each option, the period during which each option may be exercised, the number of shares subject to each option and the terms of the respective option agreements covering each option. At present, the Management Development Committee is only granting options under the 1992 Plan to the officers of the Company, although it may in the future grant options under the 1992 Plan to other key team members or other persons. The Management Development Committee may set aside a fixed number of shares of Common Stock out of the shares available under the 1992 Plan for grants by the President to employees of the Company who are not officers of the Company. Currently, the President does not have authority to grant options under the 1992 Plan.

     Stock options granted under the 1992 Plan are exercisable upon such terms within the parameters of the 1992 Plan as the Management Development Committee, in its discretion, may determine. No option granted under the 1992 Plan may be exercisable more than ten years from the date upon which it was granted. In addition, no option granted under the 1992 Plan may be exercisable within six months from the date of grant by persons subject to Section 16 (b) of the Securities Exchange Act of 1934, as amended. No ISO shall be exercisable by any employee who has not been in the continuous employ of the Company for a period of at least one year from the date of grant. Employees possessing more than ten percent of the voting stock of the Company are eligible to receive ISOs; provided, however, that the option price of ISOs granted to such employees shall not be less than 110% of the fair market value of the shares covered by the ISOs on the date of grant and such ISOs shall not be exercisable more than five years after the date of grant. The exercise price of options granted under the 1992 Plan shall be no less than the fair market value of the Common Stock on the date of grant. The last reported sale price of the Common Stock, as quoted on The Nasdaq Stock Market's National Market (the "Nasdaq National Market"), on October 18, 2002 was $1.25 per share.

     The exercise price is payable in full in cash at the time of exercise; or in shares of Common Stock, (but generally, only if such shares have been owned for at least six months); or, in the case of nonqualified stock options or in the case of ISOs issued on or after May 21, 1993, the exercise price may be paid by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure); or, in the case of nonqualified stock options or in the case of ISOs issued on or after October 21, 1994, or before January 1, 1998, the option exercise price may be paid through the retention by the Company of shares of Common Stock which would otherwise be transferred to the optionee upon the exercise of exercisable options, with such retained shares having a value equal to the difference between the fair market value of the shares being retained (determined as of the date of exercise of the options), less the exercise price of such options (but generally, only if the optionee then owns, and has owned for at least six months, at least an equal number of shares of Common Stock as the option shares being retained) or, in the case of ISOs issued prior to January 1, 1997, may be paid in three installments as hereinafter provided or, a combination of the foregoing. In the event of payments in installments, 50% of the purchase price will be paid on the date of exercise and on such date the optionee will execute and deliver to the Company the optionee's promissory note making the optionee personally liable to pay the balance of the purchase price in two installments on the first and second anniversaries of the date of exercise. The promissory note will bear interest at a rate determined by the Management Development Committee and will be secured by a pledge of the Common Stock being purchased.

     Under Section 162(m) of the Code, the Company may deduct compensation paid to the Company's chief executive officer and to each of its four highly compensated executive officers only to the extent that it does not exceed $1,000,000 during any fiscal year, unless the compensation constitutes "performance-based" compensation. In general, compensation attributable to a stock option or stock appreciation right is deemed to be based on performance if
(i) the grant is made by the corporation's compensation committee; (ii) the plan under which the grant is made includes a limit on the number of shares with respect to which options may be granted per employee during a specified period; and (iii) the amount of compensation that an employee may receive under the terms of the option is based solely on the increase in value of the stock after the date of grant. The 1992 Plan provides that no employee shall be eligible to receive aggregate option grants under the 1992 Plan in any one fiscal year to purchase more than 200,000 shares of the Company's common stock. In addition, as described above, grants under the 1992 Plan may only be made by the Management Development Committee and the option price may not be less than fair market value. Generally, stock options granted under the 1992 Plan constitute "performance-based" compensation under Section 162(m) of the Code.

     Generally, if the employment by the Company of any optionee who is an employee terminates for any reason, other than by death or total and permanent disability, any option which the optionee is entitled to exercise on the date of employment termination may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of employment termination, but only to the extent of the accrued right to purchase at the date of such termination. In addition, the Management Development Committee has the discretionary power to extend the date to exercise beyond three months after the date of employment termination. If the employment of any optionee who is an employee is terminated because of total and permanent disability, the option may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or one year after the date of termination of employment, but only to the extent of the accrued right to purchase at the date of such termination. If any optionee dies while employed by the Company and, if at the date of death, the optionee is entitled to exercise an option, such option may be exercised by any person who acquires the option by bequest or inheritance or by reason of the death of the optionee, or by the executor or administrator of the estate of the optionee, at any time before the earlier of the expiration date of the option or one year after the date of death of the optionee, but only to the extent of the accrued right to purchase at the date of death.

     All agreements issued to date under the 1992 Plan contain provisions accelerating the exercisability of options granted under the 1992 Plan in the event of certain mergers and sales of all or substantially all of the assets of the Company.

     See "Further Information - Compensation of Directors and Executive Officers
- Termination of Employment and Change of Control Arrangements" for a description of additional provisions applicable to the executive officers named in the Summary Compensation Table.

AMENDMENT OR TERMINATION

     The 1992 Plan may be suspended or terminated in its entirety at any time by the Board of Directors. In addition, the Board of Directors may suspend, terminate or amend the 1992 Plan at any time without the approval of shareholders; provided, however, that the approval of shareholders is required for any amendment which: (i) increases the total number of shares of stock which may be issued and sold under the 1992 Plan; (ii) decreases the minimum option price; (iii) alters the class of employees eligible for grants of options; (iv) increases the maximum term of options granted under the 1992 Plan; (v) reduces the period of time after the date of grant during which an employee must remain in the employ of the Company in order to exercise an option; (vi) increases the term of the 1992 Plan; (vii) withdraws the administration of the 1992 Plan from a committee of the Board of Directors; or (viii) otherwise materially increases the benefits accruing to participants under the 1992 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. Under the Code as now in effect, at the time an ISO is granted or exercised, the optionee will not recognize income and the Company will not be entitled to any deduction. However, the difference between the exercise price and the fair market value of the purchased shares on the date of exercise is a tax preference item which may be subject to the federal alternative minimum tax in the year the ISO is exercised. The holder of an ISO generally will be accorded long-term capital gain or loss treatment on the disposition of Common Stock acquired by exercise of the option; provided that the disposition (i) occurs more than two years from the date of grant, and (ii) one year from the date of exercise. An optionee who disposes of shares acquired upon exercise of an ISO prior to the expiration of the foregoing holding periods recognizes ordinary income upon the disqualifying disposition equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the date of disposition. Any appreciation between the date of exercise and date of disposition is taxed as long or short-term capital gain, depending upon the holding period of the shares. Payment of the exercise price by surrendering shares of Common Stock generally will not result in the recognition of a gain or loss on the shares surrendered. If an ISO is tendered by the retention by the Company of shares of Common Stock underlying the ISO, the optionee will recognize ordinary income in the year the option is exercised equal to the difference between the fair market value on the date of exercise of the Common Stock retained by the Company to satisfy the option price and the exercise price of the ISO. The optionee's basis for the newly acquired shares will be equal to the fair market value of the shares on the exercise date, and the optionee's holding period will begin on the day after the date of exercise. To the extent ordinary income is recognized by the optionee, the Company may deduct a corresponding amount as compensation.

     Nonqualified Stock Options. Upon the exercise of a nonqualified option, an optionee will recognize ordinary income equal to the difference between the option price and the fair market value of the Common Stock at the time of exercise. When the optionee disposes of shares acquired by the exercise of an option, the amount received in excess of the fair market value on the date of exercise will be treated as long or short-term capital gain, depending on the holding period of the shares. Payment of the option price for shares of Common Stock by surrender of shares of Common Stock previously owned by the optionee will not give rise to a recognized gain on the shares surrendered. If a nonqualified option is exercised with payment by Common Stock, to the extent the number of new shares received upon the exercise of a nonqualified option exceeds the number of shares surrendered upon the exercise of such option, the fair market value of the additional shares on the date the option is exercised, reduced by the amount of any cash paid by the optionee upon the exercise of the option, will be taxable to the optionee as ordinary income in the year the option is exercised. The optionee's basis and holding period for the number of newly-acquired shares equal to the number of surrendered shares will carry over from the surrendered shares on a share-for-share basis. The optionee's basis in the remaining shares will equal the fair market value of the shares on the exercise date, and the optionee's holding period will begin on the day after the date on which the optionee's tax basis is determined. If the option price of a nonqualified option is tendered through the retention by the Company of shares of Common Stock underlying the nonqualified option, the optionee will recognize ordinary income in the year the option is exercised equal to the difference between the fair market value on the date of exercise of the Common Stock retained by the Company to satisfy the option price and the exercise price of such options. The optionee's basis for the newly acquired shares will be equal to the fair market value of the shares on the exercise date, and the optionee's holding period will begin on the day after the date of exercise. To the extent ordinary income is recognized by the optionee, the Company may deduct a corresponding amount as compensation.

STOCK OPTIONS GRANTED UNDER THE 1992 PLAN

     The following table lists each person named in the Summary Compensation Table under "Further Information - Executive Compensation - Summary Compensation Table" below, all director nominees, all current executive officers as a group, all current directors (other than executive officers) as a group, each associate of the foregoing persons, each other person who received or is to receive at least five percent of the options under the 1992 Plan, and all current team members of the Company (other than executive officers) as a group, indicating the number and weighted average exercise price of options granted under the 1992 Plan to each of the foregoing, as of October 18, 2002. The table does not include options previously granted under the Company's 1998 Stock Option Plan or Directors Stock Option Plan.

                                                                                       OPTION SHARES        WEIGHTED
                                                                                       GRANTED UNDER         AVERAGE
                            NAME AND PRINCIPAL POSITION                                 1992 PLAN (1)    EXERCISE PRICE
                            ---------------------------                               ---------------    --------------
Alfred A. Pease, President, Chief Executive Officer and Chairman of the
  Board, Director and Director Nominee .........................................          600,000(2)          $10.36
John J. Garber, Vice President - Finance and Chief Financial Officer ...........          80,000(3)            $3.26
Harry T. Rittenour, Senior Vice President - Product Production and Quality .....          125,000(4)           $8.43
Wilfred J. Corriveau, Senior Vice President - Global Automotive Business .......          100,000(5)           $2.28
All Current Executive Officers as a Group (4 Persons) ..........................           905,000             $8.57
All Current Directors (other than Executive Officers) as a Group (6 persons) ...              0                 $0
David J. Beattie, Director and Director Nominee ................................              0                 $0
Kenneth R. Dabrowski, Director and Director Nominee ............................              0                 $0
Philip J. DeCocco, Director and Director Nominee ...............................              0                 $0
W. Richard Marz, Director and Director Nominee .................................              0                 $0
Robert S. Oswald, Director and Director Nominee ................................              0                 $0
Terryll R. Smith, Director and Director Nominee ................................              0                 $0
All Current Team Members (other than Executive Officers) as a Group ............           362,733            $11.93

-------
(1) All options are ISOs, except that 321,608, 28,916 and 96,235 shares held by Messrs. Pease, Rittenour, and certain other team members, respectively, are non-qualified options. The exercise price of all options is equal to 100% of the fair market value of the Common Stock on the date of grant.
(2)  Options for 200,000, 30,000, 25,000, 25,000, 150,000, 120,000 and 50,000
     shares held by Mr. Pease, become exercisable in cumulative annual installments of 25% beginning February 14, 1997, November 1, 1998, January 1, 2000, September 3, 2000, January 1, 2002, January 2, 2003 and September 3, 2003, respectively, and expire on the earlier of February 13, 2006, October 31, 2007, December 31, 2008, September 2, 2009, December 31, 2010, January 1, 2012 and September 2, 2012, respectively, or, if earlier, one year after Mr. Pease's death or permanent disability or three months after Mr. Pease's termination of employment. As of October 18, 2002, Mr. Pease held unexercised options for 600,000 shares of Common Stock under the 1992 Plan, of which 305,000 options are exercisable.
(3)  Options for 35,000, 5,000, 10,000, 15,000 and 15,000 shares held by Mr.
     Garber become exercisable in cumulative annual installments of 25% beginning March 1, 2000, September 3, 2000, January 1, 2002, January 2, 2003 and September 3, 2003 respectively, and expire on the earlier of February 28, 2009, September 2, 2009,

     December 31, 2010, January 1, 2012 and September 2, 2012, respectively, or, if earlier, one year after Mr. Garber's death or permanent disability or three months after Mr. Garber's termination of employment. As of October 18, 2002, Mr. Garber held unexercised options for 80,000 shares of Common Stock under the 1992 Plan, of which 32,500 are exercisable.
(4)  Options for 25,000, 12,000, 10,000, 10,000, 25,000, 18,000 and 25,000
     shares held by Mr. Rittenour become exercisable in cumulative annual installments of 25% beginning January 1, 1998, September 1, 1999, September 3, 2000, June 1, 2001, January 1, 2002, January 2, 2003 and September 3, 2003 respectively, and expire on the earlier of December 31, 2006, August 31, 2008, September 2, 2009, May 31, 2010, December 31, 2010, January 1,
     2012 and September 2, 2012, respectively, or, if earlier, one year after Mr. Rittenour's death or permanent disability or three months after Mr. Rittenour's termination of employment. As of October 18, 2002, Mr. Rittenour held unexercised options for 125,000 shares of Common Stock under the 1992 Plan, of which 55,750 are exercisable.
(5) Options for 50,000, 25,000 and 25,000 shares held by Mr. Corriveau become exercisable in cumulative annual installments of 25% beginning October 2, 2001, January 2, 2003 and September 3, 2003, respectively, and expire on the earlier of October 1, 2010, January 1, 2012 and September 2, 2012, respectively, or, if earlier, one year after Mr. Corriveau's death or permanent disability or three months after Mr. Corriveau's termination of employment. As of October 18, 2002, Mr. Corriveau held unexercised options for 100,000 shares of Common Stock under the 1992 Plan, of which 25,000 are exercisable.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 30, 2002, including the 1992 Plan, the Directors Stock Option Plan, the 1998 Global Team Member Stock Option Plan and the Employee Stock Purchase Plan (together, the "Option Plans"):


                                                                                                              NUMBER OF SECURITIES
                                                                                                              REMAINING AVAILABLE
                                                                                        WEIGHTED-AVERAGE      FOR FUTURE ISSUANCE
                                                         NUMBER OF SECURITIES TO       EXERCISE PRICE OF          UNDER EQUITY
                                                        BE ISSUED UPON EXERCISE           OUTSTANDING          COMPENSATION PLANS
                                                         OF OUTSTANDING OPTIONS,       OPTIONS, WARRANTS     (EXCLUDING SECURITIES
PLAN CATEGORY                                              WARRANTS AND RIGHTS             AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                                              -------------------             ----------       ------------------------
                                                                   (A)                         (B)                    (C)

Equity compensation plans approved by shareholders:
1992 Plan                                                         1,148,191(1)                  10.75               218,158
Directors Stock Option Plan                                         173,500(2)                  13.54               122,000
Employee Stock Purchase Plan                                         12,042(3)                   1.28               130,185
                                                               ------------              ------------               -------

      Total of equity compensation plans
      approved by shareholders                                    1,333,733(1)(2)(3)            11.03               470,343
                                                               ------------              ------------               -------

Equity compensation plans not approved by
shareholders: 1998 Global Team Member
Stock Option Plan                                                   691,016                      2.79               263,984
                                                               ------------              ------------               -------

      Total:                                                      2,024,749                      8.22               734,327
                                                               ============              ============               =======


-------
(1) Does not include 400,000 shares which are the subject of the 1992 Plan Amendment described above under Proposal 2.
(2) Does not include 22,803 shares purchased under the Directors Stock Purchase Plan but not yet issued.
(3) Does not include an undeterminable number of shares subject to a payroll deduction election under the Employee Stock Purchase Plan for the period from July 1, 2002 until December 31, 2002 which will not be issued until January 2003.

1998 GLOBAL TEAM MEMBER STOCK OPTION PLAN

     On February 26, 1998, the Company's Board approved the 1998 Global Team Member Stock Option Plan (the "1998 Plan"), pursuant to which non-qualified stock options may be granted to employees who are not officers or directors or subject to Section 16 of the Securities Exchange Act of 1934. The 1998 Plan has been amended by the Board on several occasions thereafter.

     The purpose of the 1998 Plan is to promote the Company's success by linking the personal interests of non-executive employees to those of the Company's shareholders and by providing participants with an incentive for outstanding performance. The 1998 Plan authorizes the granting of non-qualified stock options only. The President of the Company administers the 1998 Plan and has the power to set the terms of any grants under the 1998 Plan. The exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and no option may have a term of more than ten years. All of the options that are currently outstanding under the 1998 Plan become exercisable ratably over a four-year period beginning at the grant date and expire ten years from the date of grant. If, for any reason, an option lapses, expires or terminates without having been exercised in full, the unpurchased shares covered thereby are again available for grants of options under the 1998 Plan. In addition, if the option is exercised by delivery to the Company of shares previously acquired pursuant to options granted under the 1998 Plan, then shares of Common Stock delivered in payment of the exercise price of an option will again be available for grants of options under the 1998 Plan.

     The exercise price is payable in full in cash at the time of exercise; or in shares of Common Stock, (but generally, only if such shares have been owned for at least six months or, if they have not been owned by the optionee for at least six months, the optionee then owns, and has owned for at least six months, at least an equal number of shares of Common Stock as the option shares being delivered); or the exercise price may be paid by delivery to the Company of a properly executed exercise notice, together with irrevocable instructions to the participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure).

     Generally, if the employment by the Company of any optionee who is an employee terminates for any reason, other than by death or total and permanent disability, any option which the optionee is entitled to exercise on the date of employment termination may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of employment termination, but only to the extent of the accrued right to purchase at the date of such termination. In addition, the President of the Company has the discretionary power to extend the date to exercise beyond three months after the date of employment termination. If the employment of any optionee who is an employee is terminated because of total and permanent disability, the option may be exercised by the optionee at any time on or before the earlier of the expiration date of the option or one year after the date of termination of employment, but only to the extent of the accrued right to purchase at the date of such termination. If any optionee dies while employed by the Company and, if at the date of death, the optionee is entitled to exercise an option, such option may be exercised by any person who acquires the option by bequest or inheritance or by reason of the death of the optionee, or by the executor or administrator of the estate of the optionee, at any time before the earlier of the expiration date of the option or one year after the date of death of the optionee, but only to the extent of the accrued right to purchase at the date of death.

     The 1998 Plan provides for acceleration of vesting of awards in the event of a change of control of the Company. See "Further Information - Compensation of Directors and Executive Officers - Termination of Employment and Change of Control Arrangements" for a definition of change of control. The 1998 Plan will terminate automatically on February 25, 2008. However, the Board may amend or terminate the 1998 Plan at any time without shareholder approval, but no amendment or termination of the 1998 Plan or any award agreement may adversely affect any award previously granted under the 1998 Plan without the consent of the participant.

                               FURTHER INFORMATION

                               EXECUTIVE OFFICERS

     The officers listed below were appointed by the Board of Directors and serve in the capacities indicated. Executive officers are normally appointed annually by the Board of Directors and serve at the pleasure of the Board.

          NAME AND AGE                 POSITION AND PRINCIPAL OCCUPATIONS
          ------------                 ----------------------------------

Alfred A. Pease, 56...........    President and Chief Executive Officer since
                                  February 1996. Mr. Pease's business experience is described under "Proposal 1-- Election of Directors."

John J. Garber, 60............    Mr. Garber has been Vice President - Finance
                                  and Chief Financial Officer of the Company since February 1999. Prior to that, he was, from September 1991 to February 1999, the
                                  Chief Financial Officer of Newcor, Inc., whose principal business is the precision machining of components for the automotive, medium and heavy duty truck and agricultural industries.

Harry T. Rittenour, 56........    Mr. Rittenour has been Senior Vice President -
                                  Product Production and Quality since May 2001.
                                  Prior to that, he was Senior Vice President -
                                  Industrial Businesses Segment from May 2000 until May 2001 and Vice President - Quality
                                  Assurance from January 1997 until May 2000.
                                  From 1993 to January 1997, Mr. Rittenour was the Branch Director, Office of the Chief of Naval Operations in Washington, D.C.

Wilfred J. Corriveau, 49 .....    Mr. Corriveau has been Senior Vice President -
                                  Global Automotive Business of the Company since September 2000. Prior to that, he was, from February 1996 to September 2000, the
                                  Director of the Global Automotive Business of
                                  Rockwell whose principal business is the manufacture of automation systems and services.

             SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

PRINCIPAL SHAREHOLDERS

     The following table sets forth information with respect to beneficial ownership of the Common Stock by each person known by management of the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. The number of shares reported is as of the dates indicated in the footnotes below. The percentage of class is based on 8,244,453 shares of Common Stock outstanding on October 18, 2002. The information as to each person has been furnished by such person and, except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                          NAME AND ADDRESS                                 AMOUNT AND NATURE OF         PERCENT
                         OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP        OF CLASS
                         -------------------                               --------------------        --------
Dimensional Fund Advisors Inc.
    1299 Ocean Avenue, 11th Floor
    Santa Monica, California 90401.......................................         637,900(1)             7.74

Royce & Associates, Inc.,
    1414 Avenue of the Americas
    New York, New York 10019.............................................         678,700(2)             8.23

T. Rowe Price Associates, Inc., T. Rowe Price Small-Cap Value Fund Inc
    100 E. Pratt Street
    Baltimore, Maryland 21202............................................         427,400(3)             5.18


------
(1) Based upon their statement on Schedule 13G dated January 30, 2002 and filed with the Securities and Exchange Commission on February 12, 2002, Dimensional Fund Advisors Inc. has sole power to vote and dispose of

     637,900 shares of Common Stock. Further, based upon its statement on
     Schedule 13G, the shares of Common Stock are beneficially owned by investment companies, trusts and accounts which are advised by Dimensional Fund Advisors Inc. and none of which own more than 5% of the shares of Common Stock. Dimensional Fund Advisors Inc. disclaims beneficial ownership of such shares of Common Stock.
(2) Based upon their statement on Schedule 13G dated and filed with the Securities and Exchange Commission on February 8, 2002, Royce & Associates, Inc. ("Royce") has sole power to vote and dispose of 678,700 shares of Common Stock.
(3) Based upon their statement on Schedule 13G dated and filed with the Securities and Exchange Commission on February 14, 2002, T. Rowe Price Associates, Inc. has sole power to dispose of 427,400 shares of Common Stock, and T. Rowe Price Small-Cap Value Fund, Inc. has sole power to vote, 425,800 shares of Common Stock.

BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information with respect to beneficial ownership of the Common Stock by each of the directors and director nominees, the persons named in the Summary Compensation Table and by all directors and executive officers as a group as of October 18, 2002, unless otherwise indicated. The information as to each person has been furnished by such person and, except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                   NAME AND ADDRESS                             AMOUNT AND NATURE
                OF BENEFICIAL OWNER (1)                      OF BENEFICIAL OWNERSHIP          PERCENT OF CLASS
                -----------------------                      -----------------------          ----------------
David J. Beattie(2)(3)...............................                 29,500                         *
Kenneth R. Dabrowski(2)(4)...........................                 53,478                         *
Philip J. DeCocco(2)(5)..............................                 50,060                         *
W. Richard Marz(2)(6)................................                 27,269                         *
Robert S. Oswald(2)(7)...............................                 64,516                         *
Alfred A. Pease (2)(8)...............................                340,594                       4.0
Terryll R. Smith (2)(9)..............................                 31,000                         *
John J. Garber(10)...................................                 36,129                         *
Harry T. Rittenour(11)...............................                 55,950                         *
Wilfred J. Corriveau(12).............................                 43,995                         *
Directors and executive officers as a group
     (10 persons)(13)................................                732,491                       8.3

------
*  Less than 1% of class
(1) To the best of the Company's knowledge, based on information reported by such directors and officers or contained in the Company's shareholder records. The address for Messrs. Beattie, Dabrowski, DeCocco, Marz, Oswald, Pease, Smith, Garber, Rittenour, and Corriveau is 47827 Halyard Drive, Plymouth, Michigan 48170.
(2)  Serves as a member of the Board of Directors of the Company.
(3) Represents options to purchase 29,500 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(4) Includes options to purchase 18,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(5) Includes options to purchase 31,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(6) Includes options to purchase 16,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(7) Includes options to purchase 31,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(8) Includes options to purchase 305,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18 2002.
(9) Represents options to purchase 31,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(10) Includes options to purchase 32,500 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.

(11) Represents options to purchase 55,750 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(12) Includes options to purchase 25,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.
(13) Includes options to purchase 543,750 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of October 18, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates during the Company's last fiscal year. All of these filing requirements were satisfied by the Company's officers, directors and ten percent shareholders, except that Mr. Marz failed to file on a timely basis one report relating to a single transaction in Common Stock beneficially owned by him. In making these statements, the Company has relied on the written representations of its directors, officers and ten percent shareholders and copies of the reports that have been filed with the Commission.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     All of the members of the Board of Directors who are not employed by the Company (the "Eligible Directors") will receive an annual retainer of $10,000, paid quarterly in the amount of $2,500. All Eligible Directors who serve on more than one committee of the Board of Directors shall receive $2,000 for each committee in excess of one on which he serves. All Eligible Directors receive $1,250 for each Board meeting attended. In addition, directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings. Directors are also eligible to participate in the Company's 1992 Stock Option Plan (the "1992 Plan").

     All Eligible Directors participate in the Directors Stock Option Plan (the "Directors Plan"). Any Eligible Director who is first elected or appointed after February 9, 1995 will receive an Option to purchase 15,000 shares of Common Stock on the date of his or her election or appointment ("Initial Option"). In addition, each Eligible Director who has been a director for six months before the date of each Annual Meeting of Shareholders held during the term of the Directors Plan automatically will be granted, as of the date of such Annual Meeting, an option to purchase an additional 3,000 shares of Common Stock (an "Annual Option"). The Directors Plan expires on February 9, 2005. The exercise price of options granted under the Directors Plan is the last reported sale price per share of the Company's Common Stock as quoted on The Nasdaq Stock Market Inc.'s National Market on the date of grant. Each option granted under the Directors Plan as an Initial Option becomes exercisable in full on the first anniversary of the date of grant. Options granted as Annual Options become exercisable in three annual increments of 33 1/3% of the shares subject to the option. The exercisability of such options is accelerated in the event of the occurrence of certain changes in control of the Company. All options granted under the Plan are exercisable for a period of ten years from the date of grant, unless earlier terminated due to the termination of the Eligible Director's service as a director of the Company.

     The Directors Plan also permits Eligible Directors to purchase shares of Common Stock through the Directors Plan in exchange for all or a portion of the cash fees payable to them for serving as a director of the Company ("Directors Stock Purchase Plan Option"). By December 31 of each year, a director must make his or her election to purchase shares of Common Stock in exchange for all or a portion of directors fees payable from December 1 of that year to December 1 of the next year.

     Directors fees are payable in cash on March 1, June 1, September 1 and December 1 of each year. On each of these dates, the Company will determine the number of shares of Common Stock each Director who has elected to participate in the Directors Stock Purchase Plan Option has earned on that date. This determination will be made by dividing all director's fees payable on each of those dates which the Director has elected to exchange for Common Stock, by the fair market value of the Common Stock on that date. Any portion of the director's fees payable on each of those dates which the Director has not elected to receive in Common Stock will be paid to the Director in cash. The fair market value of the Common Stock will be determined by using the average of the closing sales price of the Common Stock on The Nasdaq Stock Market, Inc.'s National Market for the five consecutive trading days on The Nasdaq's Stock Market, Inc.'s National Market immediately preceding the date of determination. The Company will issue share certificates for all shares of Common Stock purchased in a calendar year by December 15th of such year unless a director requests to receive his or her share certificate at any time during the year by sending written notice to the Company.

EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information as to compensation paid by the Company for services rendered in all capacities to the Company and its subsidiaries during the fiscal years June 30, 2002, June 30, 2001 and June 30, 2000 to (i) the Company's Chief Executive Officer and (ii) the Company's executive officers at June 30, 2002 (other than the Chief Executive Officer) whose aggregate annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                            ANNUAL COMPENSATION                          AWARDS
                                         ---------------------------------------------------------       ------
                 NAME AND                                                         OTHER ANNUAL                         ALL OTHER
           PRINCIPAL POSITION            YEAR      SALARY ($)     BONUS ($)    COMPENSATION ($)(1)    OPTIONS (#)  COMPENSATION ($)
           ------------------            ----      ----------     ---------    -------------------    -----------  ----------------
Alfred A. Pease, President,              2002       260,000             0                0              120,000         3,723(2)
Chief Executive Officer and              2001       260,000             0                0              150,000         8,250(3)
Chairman of the Board ................   2000       245,000       137,552                0               25,000         7,050(4)

John J. Garber, Vice                     2002       166,000             0                0               15,000         2,193(2)
President Finance and Chief              2001       166,000             0                0               10,000         6,586(3)
Financial Officer ....................   2000       164,000        87,714                0                5,000         4,659(4)

Harry T. Rittenour,                      2002       140,000             0                0               18,000         1,183(2)
Senior Vice President                    2001       140,000             0                0               25,000         2,183(3)
Product Production and Quality (5) ...   2000       119,521        61,304                0               20,000         2,383(4)

Wilfred J. Corriveau,
Senior Vice President                    2002       180,000        20,000(6)             0               25,000         2,718(3)
Global Automotive Business (6) .......   2001       145,909        20,000(6)             0               50,000         1,036(4)

------
(1) Perquisites and other personal benefits were provided to all of the persons named in the Summary Compensation Table. Disclosure of such amounts is not required because such amounts were less than 10% of the total annual salary and bonuses reported for each of the respective individuals for each period presented.
(2) "All Other Compensation" consists of the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2002 with respect to term life insurance for the benefit of the named executives. The Company made no contributions to the accounts of the named executive officers under the Company's 401(k) Plan during the fiscal year ended June 30, 2002.
(3) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of the named executive officers under the Company's 401(k) Plan with respect to the fiscal year ended June 30, 2001 as follows:
     Mr. Pease $5,250; Mr. Garber $4,375; Mr. Rittenour $1,000; and Mr. Corriveau $583; and (ii) the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2001 with respect to term life insurance for the benefit of the named executives as follows: Mr. Pease $3,000; Mr. Garber $2,193; Mr. Rittenour $1,183; and Mr. Corriveau $453.
(4) "All Other Compensation" is comprised of (i) contributions made by the Company to the accounts of the named executive officers under the Company's 401(k) Plan with respect to the fiscal year ended June 30, 2000 as follows:
     Mr. Pease $5,250; Mr. Garber $2,625; and Mr. Rittenour $1,200; and (ii) the dollar value of any life insurance premiums paid by the Company in the fiscal year ended June 30, 2000 with respect to term life insurance for the benefit of the named executives as follows: Mr. Pease $1,800; Mr. Garber $2,034; and Mr. Rittenour $1,183.
(5) Mr. Rittenour became Senior Vice President-- Product Production and Quality in May 2001.
(6) Mr. Corriveau received a signing bonus of up to $60,000, payable $20,000 at hire date and $20,000 at each of the next two employment anniversary dates when he became Senior Vice President -- Global Automotive Business in August 2000.

GRANTS OF OPTIONS

         The following tables set forth certain information concerning individual grants of stock options to each of the persons named in the Summary Compensation Table made during the fiscal year ended June 30, 2002. All grants described in the following tables were made under the Company's 1992 Stock Option Plan and contain the Option Acceleration Provision (as defined under "Further Information -- Compensation of Directors and Officers -- Executive Officers -- Termination of Employment and Change of Control Arrangements").

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                   POTENTIAL REALIZABLE
                                    INDIVIDUAL GRANTS                                                VALUE AT ASSUMED
                         --------------------------------------                                   ANNUAL RATES OF STOCK
                              NUMBER OF       PERCENT OF TOTAL                                    PRICE APPRECIATION FOR
                             SECURITIES      OPTIONS GRANTED TO    EXERCISE OR                         OPTION TERM (3)
                         UNDERLYING OPTION      EMPLOYEES IN       BASE PRICE    EXPIRATION       -------------------------
           NAME              GRANTED (#)       FISCAL YEAR (1)       ($/SH)       DATE (2)          5%($)            10%($)
           ----              -----------       ---------------       ------       --------          -----            ------
Alfred A. Pease .........     120,000(4)             52.63            1.24         1/1/12          122,863          283,723
John J. Garber ..........      15,000(5)              6.57            1.24         1/1/12           15,357           35,465
Harry T. Rittenour ......      18,000(6)              7.89            1.24         1/1/12           18,429           42,558
Wilfred J. Corriveau ....      25,000(7)             10.96            1.24         1/1/12           25,596           59,109

----------
(1) Options to purchase a total of 228,000 shares of Common Stock were granted to team members in the fiscal year ended June 30, 2002.
(2) Options expire on the date indicated, or, if earlier, one year after the optionee's death or permanent disability or three months after the optionee's termination of employment.
(3) Represents the value of such options at the end of its ten year term (without discounting to present value) assuming the market prices of the Common Stock appreciates from the grant date at an annually compounded rate of 5% or 10%. These amounts represent rates of appreciation only. Actual gains, if any, will be dependent on overall market conditions and on the future performance of the Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.
(4) Consists of 30,000 nonqualified options and 90,000 incentive stock options. Nonqualified options become exercisable in one installment of 30,000 shares of Common Stock on January 2, 2003. The Incentive Stock Options become exercisable in three annual installments of 30,000 shares of Common Stock beginning on January 2, 2004.
(5) Consists of 15,000 incentive stock options. The Incentive Stock Options become exercisable in four annual installments of 3,750 shares of Common Stock beginning January 2, 2003.
(6) Consists of 18,000 incentive stock options. The Incentive Stock Options become exercisable in four annual installments of 4,500 shares of Common Stock beginning January 2, 2003.
(7) Consists of 25,000 incentive stock options. The Incentive Stock Options become exercisable in four annual installments of 6,250 shares of Common Stock beginning January 2, 2003.

EXERCISE AND VALUE OF OPTIONS

     The following tables set forth certain information concerning exercises of stock options during the fiscal year ended June 30, 2002 by each of the persons named in the Summary Compensation Table and the number of and the value of unexercised stock options held by such persons as of June 30, 2002 on an aggregated basis.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                          NUMBER OF
                                                                    SECURITIES UNDERLYING               VALUE OF UNEXERCISED
                                                                    UNEXERCISED OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                 SHARES                               FISCAL YEAR-END (#)               FISCAL YEAR-END ($)(1)
                              ACQUIRED ON           VALUE       -------------------------------     ------------------------------
        NAME                  EXERCISE (#)    REALIZED ($)(2)   EXERCISABLE       UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
        ----                  ------------    ---------------   -----------       -------------     -----------      -------------
Alfred A. Pease .........          0                  0            298,750            251,250            750             39,450
John J. Garber ..........          0                  0             31,250             33,750             50              4,800
Harry T. Rittenour ......          0                  0             50,250             49,750            125              5,955
Wilfred J. Corriveau ....          0                  0             12,500             62,500              0              7,750

----------
(1) Represents the total gain which would have been realized if all such options had been exercised on June 30, 2002.
(2) Represents the fair market value of the shares of Common Stock relating to exercised options, as of the date of exercise, less the exercise price of such options.

EMPLOYMENT AGREEMENTS

     Mr. Pease serves in his present capacity pursuant to the terms of an employment agreement. Mr. Pease's agreement provides for an annual base salary of $200,000, subject to increase at the discretion of the Management Development Committee, benefits comparable to the Company's other executive officers, including life, disability and health insurance and the use of a Company leased automobile and an annual performance bonus target level of 60% of his base salary. Mr. Pease's base salary for fiscal year 2003 is $280,000 effective August 16, 2002 and he will receive reimbursement of reasonable monthly club dues. In the event Mr. Pease's employment is terminated without cause, his salary and benefits will continue for twelve months and he will earn a pro rata portion of any bonus that would have been earned in the year of the termination.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     Payments due to Mr. Pease upon termination of his employment with the Company are described above under "Further Information -- Compensation of Directors and Executive Officers -- Executive Officers -- Employment Agreements."

     Agreements relating to stock options granted under the 1992 Plan to each of the executive officers named in the Summary Compensation Table, as well as certain other officers of the Company, also provide that such options become immediately exercisable in the event that the optionee's employment is terminated without cause, or there is a diminishment of the optionee's responsibilities, following a Change of Control of the Company or, if, in the event of a Change of Control, such options are not assumed by the person surviving the Change of Control or purchasing the assets in the Change of Control. A "Change of Control" is generally defined as a merger of the Company in which the Company is not the survivor, certain share exchange transactions, the sale or transfer of all or substantially all of the assets of the Company, or any person or group of persons (as defined by Section 13(d) the Securities Exchange Act of 1934, as amended) acquires more than 50% of the Common Stock ("Option Acceleration Provision").

MANAGEMENT DEVELOPMENT, COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Management Development, Compensation and Stock Option Committee of the Board of Directors ("Management Development Committee") currently consists of Messrs. DeCocco, Beattie and Marz. During fiscal year 2002, no member of the Management Development Committee served as an officer or employee of the Company or any of its subsidiaries nor had any member of the Management Development Committee formerly served as an officer of the Company or any of its subsidiaries. During fiscal year 2002, none of the executive officers of the Company served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served either on the Board of Directors or on the Management Development Committee of the Company.

                      REPORT OF THE MANAGEMENT DEVELOPMENT,
                     COMPENSATION AND STOCK OPTION COMMITTEE

     The Management Development Committee is responsible for the planning, review and administration of the Company's executive compensation program and the Company's stock-based executive compensation programs, including the 1992 Stock Option Plan. During the fiscal year ended June 30, 2002 all members of this Committee were non-employee directors of the Company.

     The Company's objective is to provide a superior return to its shareholders. To support this objective, the Company believes it must attract, retain and motivate top quality executive talent. The Company's executive compensation program is a critical tool in this process.

     The Company's executive compensation program has been designed to link executive compensation to Company performance through at-risk compensation opportunities, providing significant reward to executives who contribute to the Company's success. The Company's executive compensation program consists of base salary, annual cash profit sharing incentive opportunities and long-term incentives represented by stock options.

     The base salary, annual cash profit sharing incentive opportunity, stock option and other compensation terms of new executive officers are established based upon each executive's qualifications, position and level of responsibility as compared with the Company's other executives.

BASE SALARY

     The Management Development Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. Executive salary levels are reviewed and established annually. The salaries received by the Company's executives generally reflect their levels of responsibility, the profitability of the Company and other factors, such as assessments of individual performance.

     Because of the Company's financial performance in fiscal year 2001 and fiscal year 2002, prior to the Company's sale of its forest products business unit, the Management Development Committee did not increase the base salary of Alfred A. Pease, Chairman of the Board, President and Chief Executive Officer of the Company, or any other executive officer of the Company, for fiscal year 2002.

ANNUAL PROFIT SHARING

     The Company's executive officers are eligible for annual cash profit sharing incentive opportunities. Generally, at the beginning of each year, the Management Development Committee develops a profit sharing plan applicable to all executives of the Company, including the Chief Executive Officer of the Company. The Company determined not to implement an annual profit sharing plan for fiscal year 2002. This decision was based primarily on the significant uncertainties in the Company's operating performance for fiscal year 2002 as a result of economic conditions which made it difficult to implement a plan with meaningful targets and objectives. Further, the Company did not believe that the level of Company profitability for fiscal year 2002 was likely to justify bonuses for the executive officers of the Company. For this reason, no discretionary bonuses were paid to Mr. Pease or the other executive officers for the year.

STOCK OPTIONS

     Stock option grants have historically been utilized by the Company as part of its compensation program for all levels of team members, including the Company's executives. The Company's stock option program permits team members to buy a specific number of shares of Common Stock in the future, at the fair market value of such shares on the date the option is granted. Since stock options gain value only if the price of the Common Stock increases above the option exercise price, this use of stock option grants reflects the Company's philosophy of linking compensation to performance. In addition, the Committee believes that stock option grants to team members help to provide an incentive for their continued employment and otherwise more closely align their interests with those of the Company and its shareholders. The Company also utilizes stock options as part of its standard compensation package developed to attract highly qualified candidates to the Company.

     Mr. Pease was granted options under the 1992 Stock Option Plan to purchase 120,000 shares of Common Stock in fiscal year 2002. The grant reflected the Management Development Committee's evaluation of Mr. Pease's performance in fiscal year 2001 and the first six months of fiscal year 2002, particularly the disposition of the Company's forest products business unit, and the Committee's decision not to increase his base salary in fiscal year 2002. In addition, in determining the number of option shares granted to Mr. Pease, the Committee took into consideration that 230,000 of Mr. Pease's option shares, constituting approximately 50% of Mr. Pease's stock options, had an exercise price in excess of $20.00 per share. The Committee was concerned that Mr. Pease's existing stock options did not provide him with the appropriate level of long-term compensation incentive. The Committee also believed that an additional option grant at the 120,000 share level was appropriate to more closely align the interests of Mr. Pease with those of the Company and its shareholders.

     In fiscal year 2002, the Management Development Committee also granted options to purchase shares of Common Stock under the 1992 Stock Option Plan to the executive officers of the Company. The Company's executive officers each received grants of options to purchase between 10,000 and 25,000 shares of Common Stock. The grants reflected, in part, the Committee's decision not to increase the base salaries of the executive officers of the Company in fiscal year 2002. The size of the grants were made based on the Committee's evaluation of the contributions made by each of the executive officers to improving the Company operating performance.

     Options granted to Mr. Pease and the other executive officers in fiscal year 2002 become exercisable in four equal annual installments, beginning one year from their date of grant, at an exercise price equal to the fair market value of the Common Stock on the date of the grant, which was $1.24.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Board of Directors of the Company has reviewed the provisions of the Internal Revenue Code and related regulations of the Internal Revenue Service which restrict deductibility of executive compensation paid to any of the five most highly compensated executive officers at the end of the fiscal year to the extent such compensation exceeds $1,000,000 in any year.

     The Board of Directors of the Company has established certain restrictions on the granting of options under the Company's 1992 Stock Option Plan so that compensation realized in connection with the exercise of options granted under such plan would be exempt from the restrictions on deductibility described above. The 1992 Stock Option Plan restricts to 200,000 the number of shares of Common Stock that may be subject to options granted to any salaried employee in any fiscal year. It is important to note that while this restriction allows the Management Development Committee continuing discretion in establishing executive officer compensation, it does limit such discretion by restricting the size of option awards which the Management Development Committee may grant to any single individual. The permitted size of the option award to a single individual was established based on the Committee's determination of the maximum number of option shares which would be required to be granted in any fiscal year to retain or attract a chief executive officer of the Company.

     The Board of Directors does not believe that other components of the Company's compensation program are likely to result in payments to any executive officer in any year which would be subject to the restriction on deductibility, and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. The Board of Directors will continue to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Internal Revenue Code.


MANAGEMENT DEVELOPMENT,                          Philip J. DeCocco, Chairman
COMPENSATION AND STOCK OPTION                    David J. Beattie
COMMITTEE                                        W. Richard Marz

                          STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a graph comparing the cumulative total shareholder return on the Common Stock from June 30, 1997, through June 30, 2002 with an index consisting of returns from a peer group of companies, consisting of Cognex Corp., Cyberoptics Corporation, Integral Vision, Inc. (formerly Medar, Inc.), PPT Vision, Inc. (formerly Pattern Processing Technology) and Robotic Vision Systems Inc. (the "Peer Group Index") and The Nasdaq Stock Market Composite Index (the "Nasdaq Composite Index"). The returns of each company in the Peer Group Index have been weighted according to their respective stock market capitalization. The graph assumes that the value of the investment in the Company's Common Stock, the Peer Group Index and the Nasdaq Composite Index was $100 on June 30, 1997 and that all dividends were reinvested.

                   COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
         PERCEPTRON, INC., THE PEER GROUP AND THE NASDAQ COMPOSITE INDEX


                                  [LINE GRAPH]

                                               CUMULATIVE TOTAL RETURN
                                               -----------------------
                                 6/30/97   6/30/98  6/30/99   6/30/00  6/30/01  6/30/02
                                 -------   -------  -------   -------  -------  -------
           Perceptron, Inc.        100       44        17       13       5         6
           Peer Group              100       66        99       196      98        59
           NASDAQ Composite        100       132      189       280     152       103

     The graph displayed above is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Company's forecast of future financial performance.

                             INDEPENDENT ACCOUNTANTS

GENERAL

     The accounting firm of Grant Thornton LLP ("Grant Thornton") has been appointed by the Board of Directors to audit the consolidated financial statements for the Company for the fiscal year ended June 30, 2003. Representatives of Grant Thornton are expected to be at the Annual Meeting and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement at such meeting if they desire to do so.

     On March 8, 2002, after a competitive bid process, the Company, after approval by the Audit Committee and the Board of Directors, dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants. The audit reports of PwC on the Company's consolidated financial statements for the fiscal years ending June 30, 2001 and June 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended June 30, 2001 and 2000 and through March 8, 2002, there were no disagreements with PwC on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years. Additionally, during the two most recent fiscal years and through March 8, 2002, there were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

     PwC furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the statements made in the two preceding paragraphs by the Company. A copy of such letter, dated March 13, 2002, is filed as Exhibit 16 to the Company's Form 8-K filed on March 14, 2002 with the Securities and Exchange Commission.

     After approval by the Board of Directors of the Company, the Company engaged Grant Thornton as its new independent accountants as of March 8, 2002.

FEES PAID TO INDEPENDENT AUDITORS

     AUDIT FEES. Grant Thornton billed the Company a total of $37,870 for professional services in connection with the review of the financial statements included in the Company's Form 10-Q for the quarter ended March 31, 2002 and the audit of the fiscal year 2002 consolidated financial statements. In addition, PwC which served as the Company's independent accountants until March 8, 2002 billed the Company a total of $12,995 for professional services in connection with the review of the financial statements included in the Company's Form 10-Q for the quarters ended September 30, 2001 and December 31, 2001. In addition, subsequent to last year's proxy statement, PwC billed the Company $31,812 for professional services in connection with the audit of the fiscal year 2001 consolidated financial statements. In addition, PwC billed the Company an additional $16,144 for professional services provided by PwC in connection with the review of the financial statements included in the Company's Form 10-Q for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Neither Grant Thornton nor PwC billed the Company for operating, designing or supervising the Company's computer, financial or information systems during fiscal year 2002.

     ALL OTHER FEES. Grant Thornton billed the Company a total of $33,398 for other services rendered during fiscal year 2002. These were primarily for tax consultative services. PwC also billed the Company a total of $77,650 for other services rendered during fiscal year 2002. These were primarily for tax consultative services.

     The Audit Committee of the Board of Directors does not consider the provision of the services described above by Grant Thornton or PwC to be incompatible with the maintenance of Grant Thornton's or PwC's independence.

                PROPOSALS BY SHAREHOLDERS FOR 2003 ANNUAL MEETING

     Shareholder proposals intended to be presented at the 2003 annual meeting which are eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Secretary of the Company at 47827 Halyard Drive, Plymouth, Michigan 48170, no later than June 27, 2003 in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proposals be submitted by certified mail, return receipt requested.

     Shareholder proposals intended to be presented at the 2003 annual meeting which are not eligible for inclusion in the Company's proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Secretary of the Company at the Company's offices no later than September 9, 2003 and the Company expects the persons named as proxies for the 2003 annual meeting to use their discretionary voting authority with respect to any proposal considered untimely at the 2003 annual meeting.

                                  OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters should come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

Plymouth, Michigan
October 24, 2002

                                PERCEPTRON, INC.
      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PERCEPTRON, INC.

    The undersigned shareholder hereby appoints ALFRED A. PEASE, JOHN J. GARBER and THOMAS S. VAUGHN, or any one of them, the attorney and proxies of the undersigned, with power of substitution, to vote all shares of common stock of Perceptron, Inc. standing in the name of the undersigned at the close of business on October 18, 2002 at the Annual Meeting of Shareholders of the Company to be held on Monday, December 9, 2002 at 9:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there present.

    The shareholder instructs the proxies to vote as specified on this proxy on the matters described in the Proxy Statement dated October 24, 2002. Proxies will be voted as instructed.

    IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE COMPANY'S NOMINEES AS DIRECTORS (INCLUDING THE ELECTION OF ANY PERSON FOR THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE OR, FOR GOOD CAUSE, WILL NOT SERVE), AND FOR THE AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN.

    DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT AND NOTICE OF SAID MEETING, BOTH DATED OCTOBER 24, 2002.

                         (TO BE SIGNED ON REVERSE SIDE)

                                                                     SEE REVERSE
                                                                         SIDE

[X]   PLEASE MARK YOUR VOTES
      AS IN THIS EXAMPLE


                                                                                                               FOR  AGAINST  ABSTAIN
                                                                                2. APPROVAL OF AN AMENDMENT
                                           WITHHELD                                TO THE 1992 STOCK OPTION    [ ]    [ ]      [ ]
                                FOR        from all                                PLAN
                            all nominees  all nominees                             To approve an amendment to
1. ELECTION OF                                          NOMINEES:                  the Perceptron, Inc. 1992
   DIRECTORS                   [ ]           [ ]        David J. Beattie           Stock Option Plan, as
   Election of Directors                                Kenneth R. Dabrowski       described in the Notice of
   to hold Office until                                 Philip J. DeCocco          Annual Meeting of Shareholders
   the Annual Meeting of Shareholders in 2003.          W. Richard Marz            and Proxy Statement dated
                                                        Robert S. Oswald           October 24, 2002.
For, except vote withheld from the                      Alfred A. Pease
 following nominee(s):                                  Terryll R. Smith

--------------------------------------
(INSTRUCTION: To withhold authority to
 vote for any Nominee, write that nominee's
 name in the space provided.)


                                                                              BROKERS EXECUTING PROXIES SHOULD INDICATE THE NUMBER
                                                                              OF SHARES WITH RESPECT TO WHICH AUTHORITY IS CONFERRED
                                                                              BY THIS PROXY IF LESS THAN ALL SHARES HELD AS NOMINEES
                                                                              ARE TO BE VOTED.

                                                                              PLEASE EXECUTE AND RETURN THIS PROXY IN THE ENCLOSED
                                                                              ENVELOPE PROMPTLY.

Signature________________________________ Signature______________________________________ Dated:____________________________, 2002

NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.

                                                                      Appendix 1

                                PERCEPTRON, INC.

                             1992 STOCK OPTION PLAN
                     (Amended and Restated October 31, 1996)



SECTION 1. PURPOSE

         The purpose of the Perceptron, Inc. 1992 Stock Option Plan (this "Plan") is to encourage Employees (as defined in Section 7) of Perceptron, Inc. (the "Company") to acquire Common Stock of the Company ("Stock") through Incentive Stock Options (as hereinafter defined) and to permit the Company to grant Non-qualified Options (as hereinafter defined) to key persons, including Employees of the Company. It is believed that this Plan will encourage Employees to have a greater financial investment in the Company through ownership of its Common Stock, will further stimulate their efforts on the Company's behalf, will tend to maintain and strengthen their desire to remain with the Company, and generally will be in the interest of the Company and its shareholders. Options granted under this Plan may be of two types: (a) options designed to comply with
Section 422A of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"); and (b) other options ("Non- qualified Options"). Except where otherwise indicated, the provisions of this Plan shall apply to both Incentive Stock Options and Non-qualified Options.

SECTION 2. ADMINISTRATION

         2.1 ADMINISTRATION BY COMMITTEE. This Plan shall be administered by a Committee of the Board of Directors (the "Committee"), as determined by resolution of the Board of Directors. The Board of Directors of the Company shall select the members of the Committee and may, from time to time, appoint members of the Committee in substitution for or in addition to members previously appointed. Vacancies on the Committee, however caused, shall be filled by appointment by the Board of Directors. Notwithstanding the foregoing and
Section 2.2 below, effective May 21, 1993, the President of the Company shall be authorized to grant options under the terms of the Plan to key Employees, who are not officers or directors of the Company for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended. The Committee shall designate the maximum number of shares of Stock available under the Plan which may be subject to options granted by the President, which number may be revised from time to time by the Committee.

         2.2 POWERS. The Committee shall have full and final authority to administer this Plan on behalf of the Company. Subject to the provisions of this Plan, this authority includes but is not limited to the power to:

                  (a) determine the persons to whom options shall be granted;

                  (b) determine the number of shares to be covered by options granted to each such person;

                  (c) determine the price to be paid for the shares upon the exercise of each option:

                  (d) prescribe the period within which options may be exercised:

                  (e) grant options conditionally or unconditionally; and

                  (f) prescribe the form or forms of the Stock Option Agreements evidencing the grant of options under this Plan.

         2.3 ADDITIONAL POWERS. The Committee may establish, from time to time, such regulations, provisions and procedures, within the terms of this Plan, as, in the opinion of the Committee, may be advisable in the administration and interpretation of this Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

SECTION 3. ELIGIBILITY

         3.1 ELIGIBLE PERSONS. Only Employees shall be eligible to be granted Incentive Stock Options under this Plan. Employees and other persons shall be eligible to be granted Non-qualified Options under this Plan. No member of the Committee may receive an option under this Plan.

         3.2 RELEVANT FACTORS. The Committee shall grant options to those persons who, in the opinion of the Committee, are capable of contributing to the successful performance of the Company.

         3.3 RESTRICTIONS. No Employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, determined on the date on which the option is granted, shall be eligible for the grant of an Incentive Stock Option unless the exercise price for such option is at least 110% of the fair market value on the date of grant of the shares subject to the option, and the option is not exercisable more than five years after the date of grant.

SECTION 4. GRANTING OF OPTIONS

         4.1 SHARES AVAILABLE FOR OPTIONS. The Board of Directors shall reserve for purposes of this Plan, out of the authorized but unissued Stock or out of shares of Stock held in the Company's Treasury, or partly out of each, a total of 1,814,286 shares of Stock, after taking into account the Company's reverse stock split effected on May 5, 1992 and stock split effected November 30, 1995, (or the number and kind of shares of Stock or other securities which, in accordance with Section 8 of this Plan, shall be substituted for such shares or to which such shares shall be adjusted).

         4.2 EFFECT OF EXPIRATION, TERMINATION OR SURRENDER. In the event that an option granted under the Plan expires or is terminated unexercised as to any shares covered by such option, such shares shall thereafter be again available for the granting of options under this Plan. In the event that an option granted under the Plan is exercised on or after October 21, 1994 by the delivery of shares of Common Stock previously acquired upon the exercise of Options issued under the Plan or through the retention of options procedure as described in
Section 5.3 below, the shares of Common Stock so delivered to the Company and underlying such retained options shall thereafter be again available for the granting of options under this Plan.

         4.3 TERM OF OPTIONS. Subject to the provisions of this Section 4.3, the Committee shall have full discretion to determine the period during which an option may be exercised. In no event shall any option granted under this Plan, by its terms, (i) expire more than ten years from the date on which it was granted, or (ii) be exercisable by any person subject to Section 16(b) of the Securities Exchange Act of 1934 any sooner than six months after the date of grant. No Incentive Stock Option shall be exercisable by any Employee who has not been in the continuous employ of the Company for a period of one year from the date of grant.

         4.4 OPTION PRICE. The Committee shall, in its discretion, establish, at the time at which any option is granted, the purchase price of each share of stock covered by such option; provided, however, that the option price of an option shall not be less than 100% of the fair market value of the shares covered by the option on the date such option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 8 of this Plan. For purposes of this Plan, the fair market value of each share shall be deemed to be:

                  (a) the average of the closing sales prices of the Stock on the principal securities exchange on which the Stock may at the time be listed (or, if there have been no sales on such exchange on any day, the average of the closing high bid and low asked prices on such exchange at the end of such day) for the five (5) consecutive trading days on such exchange immediately preceding the date of grant of the option; or

                  (b) if the Stock is not listed on a securities exchange, the average of the closing sales prices of the Stock on The Nasdaq Stock Market (or, if there have been no sales on The Nasdaq Stock Market on any such day, the average of the closing high bid and low asked prices on The Nasdaq Stock Market at the end of such day) for the five (5) consecutive trading days on The Nasdaq Stock Market immediately preceding the date of grant of the option; or

                  (c) if the Stock is not listed on any domestic stock exchange or The Nasdaq Stock Market, the average of the mean between the closing high bid and low asked price as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if not so reported, by the system then regarded as the most reliable source of such quotations) for the five (5) consecutive trading days on NASDAQ or other such system immediately preceding the date of grant of the option; or

                  (d) if none of the foregoing clauses apply, the fair value as determined in good faith by the Committee.

         4.5 NON-TRANSFERABILITY OF OPTIONS. Options granted under this Plan shall not be transferable by the optionee otherwise than by will, or if the optionee dies intestate, by the laws of the descent and distribution of the jurisdiction of domicile of the optionee at the time of his or her death, and such options shall be exercisable during his or her lifetime only by the optionee. If the optionee is declared legally incompetent, the optionee's duly appointed personal representative may exercise any options which the optionee was eligible to exercise at the time when the optionee was declared incompetent, to the extent provided in Section 6 of this Plan.

         4.6 LIMITATIONS ON GRANTS OF INCENTIVE STOCK OPTIONS. The aggregate fair market value of the underlying shares (determined as of the date of grant) as to which Incentive Stock Options granted on or after February 23, 1993 under the Plan (including a plan of a subsidiary) may first be exercised by an optionee during any calendar year shall not exceed $100,000. To the extent that an option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation, the portion of the option that exceeds the $100,000 limitation shall be deemed to constitute a Non-qualified Stock Option.

         4.7 WRITTEN CONFIRMATION OF GRANTS. Each option granted under this Plan shall be confirmed by a Stock Option Agreement which shall be executed by the Company and by the person to whom the option is granted. Each Stock Option Agreement shall clearly state whether the option granted thereunder (or any portion thereof) constitutes an Incentive Stock Option or a Non-qualified Stock Option.

         4.8 RESTRICTION ON GRANT. Effective on and after February 14, 1996, no optionee who is a salaried employee shall be eligible to receive aggregate option grants under this Plan, in any fiscal year of the Company, to purchase more than 200,000 shares of the Stock.

SECTION 5. EXERCISE OF OPTIONS

         5.1 EXERCISE. Each option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be provided in the Stock Option Agreement evidencing such option. In the event of options exercisable in installments, the right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued under any such option, such shares or any part thereof may be purchase at any time thereafter until the expiration or termination of the option.

         5.2 NOTICE OF EXERCISE. An optionee electing to exercise an option granted under this Plan shall give written notice to the Company. Such notice shall state the number of full shares (no fractional shares may be purchased) to which the election applies.

         5.3 PURCHASE OF SHARES. The option price of each share purchased pursuant to the exercise of an option shall be paid in full in cash or in shares of Common Stock at the time of purchase; or, in the case of non-qualified stock options or in the case of Incentive Stock Options issued on or after May 21, 1993, the option exercise price may be paid by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("cashless exercise" procedure); or, in the case of non-qualified stock options or in the case of Incentive Stock Options issued on or after October 21, 1994, the option exercise price may be paid through the retention by the Company of then exercisable options issued to the Optionee under the Plan (the "retained options"), with the value of the retained options equal to the difference between the fair market value of the shares underlying the retained options (determined as of the date of exercise of the options), and the exercise price of such options ("retention of options" procedure); or, in the case of Incentive Stock Options, may be paid in three installments as hereinafter provided; or, a combination of the foregoing. In the event of payments in installments, 50% of the purchase price shall be paid on the date of exercise and on such date the exercising Employee shall execute and deliver to the Company such Employee's promissory note making such Employee personally liable to pay the balance of the purchase price in two installments on the first and second anniversaries of the date of exercise. Such promissory note shall bear interest at a rate determined by the Committee and shall be secured by a pledge of the Stock being purchased. Until the optionee has been issued a certificate or certificates for the shares so purchased, he or she shall possess no rights of a record holder with respect to any such shares. In the event that an optionee exercises both an Incentive Stock Option and a Non-qualified Stock Option, separate share certificates shall be issued for shares acquired pursuant to the Incentive Stock Option and for shares acquired pursuant to the Non-qualified Stock Option. Options retained by the Company under the retention of options procedure shall expire and be of no further force and effect as of the date retained.

         5.4 PRIOR INCENTIVE STOCK OPTIONS. Each Incentive Stock Option granted under this Plan, by its terms, shall not be exercisable while there is outstanding any Incentive Stock Option previously granted to the same individual by the Company. An Incentive Stock Option shall be treated as outstanding until such option is exercised in full or expires solely by reason of lapse of time. Notwithstanding the foregoing, no Incentive Stock Option granted on or after February 23, 1993 shall be subject to the foregoing sequential exercise rule.

         5.5 DELIVERY AND REGISTRATION OF STOCK. The Company shall not be required to deliver any shares of Stock under this Plan prior to (i) the admission of such shares to listing on any stock exchange on which such shares may then be listed and (ii) the completion of such registration or other qualification of such shares under any federal, state or local law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 6. TERMINATION OF EMPLOYMENT

         6.1 GENERAL. If the employment by the Company of any optionee who is an Employee shall terminate for any reason, other than by death or total and permanent disability, any option which such optionee is entitled to exercise on the date of such termination shall be exercisable by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of such termination, but only to the extent of the accrued right to purchase at the date of such termination.

         6.2 DISABILITY. If the employment of any optionee who is an Employee shall be terminated because of total and permanent disability of such optionee, the option shall be exercisable by the optionee at any time on or before the earlier of the expiration date of the option or one year after the date of such termination of employment, but only to the extent of the accrued right to purchase at the date of such termination.

         6.3 DEATH. If any optionee shall die while employed by the Company and, if at the date of death, the optionee shall be entitled to exercise an option, such option may be exercised by any person who acquires the option by bequest or inheritance or by reason of the death of the optionee, or by the executor or administrator of the estate of the optionee, at any time before the earlier of the expiration date of the option or one year after the date of death of the optionee, but only to the extent of the accrued right to purchase at the date of death.

SECTION 7. EMPLOYMENT, RIGHTS, AS A SHAREHOLDER AND BENEFIT PLANS

         Neither this Plan nor any action taken hereunder shall give any Employee any right to be retained in the employ of the Company or any rights as a shareholder of the Company prior to the issuance or transfer of shares of Stock to his or her name. Awards under this Plan are discretionary and are not a part of regular salary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Company. For purposes of this Plan, "Employee" means full time or part time employees of the Company and its subsidiaries, who are executives, managerial or other salaried employees, including officers, whether or not directors of the Company.

SECTION 8. CHANGES IN CAPITAL STRUCTURE

         In the event of changes in the outstanding Stock by reason of Stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in the capital structure of the Company, an appropriate adjustment shall be made by the Committee in the number of shares and kind of stock for which options may be or may have been granted under the Plan, to the end that the proportionate interests shall be maintained as before the occurrence of such event.

SECTION 9. AMENDMENT, SUSPENSION OR TERMINATION

         9.1 SUSPENSION OR TERMINATION. The Committee may suspend this Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. Options granted prior to the suspension or termination of this Plan may not be cancelled solely because of such suspension or termination, except with the consent of the optionee.

         9.2 AMENDMENT. The Board of Directors shall have the right to suspend, terminate or amend this Plan at any time, provided that the approval of the shareholders shall be required for any amendment which:

                  (a) increases the total number of shares which may be issued and sold pursuant to options granted under this Plan;

                  (b) decreases the minimum option price;

                  (c) alters the class of employees eligible for grants of options;

                  (d) increases the maximum term of options granted under this Plan;

                  (e) reduces the period of time after the date of grant during which an employee must remain in the employ of the Company in order to exercise an option;

                  (f) increases the term of this Plan;

                  (g) withdraws the administration of this Plan from a Committee of directors; or

                  (h) otherwise materially increases the benefits accruing to participants under the Plan.

SECTION 10. EFFECTIVE DATE AND DURATION

         This Plan shall become effective beginning April 21, 1992, subject to the approval of the shareholders of the Company as required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 422A of the Code. No options may be granted under this Plan subsequent to April 20, 2002.

                             FIRST AMENDMENT TO THE
                    PERCEPTRON, INC. 1992 STOCK OPTION PLAN
                    (AMENDED AND RESTATED OCTOBER 31, 1996)


     Pursuant to the Amendment provisions in Section 9.2 of the Perceptron, Inc. 1992 Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below.

     1. Subject to shareholder approval, Section 4.1 of the Plan (Shares Available for Options) shall be amended and restated in its entirety to read as follows:

           4.1 SHARES AVAILABLE FOR OPTIONS. The Board of Directors shall reserve for purposes of this Plan, out of the authorized but unissued Stock or out of shares of Stock held in the Company's Treasury, or partly out of each, a total of 2,114,286 shares of Stock, after taking into account the Company's reverse stock split effected on May 5, 1992 and stock split effected November 30, 1995, (or the number and kind of shares of Stock or other securities which, in accordance with Section 8 of this Plan, shall be substituted for such shares or to which such shares shall be adjusted).


      THIS FIRST AMENDMENT is hereby adopted as of May 13, 1997.


                                    PERCEPTRON, INC.


                                    By: /s/ ALFRED A. PEASE
                                       ---------------------------------------
                                       Alfred A. Pease, Chairman, President
                                        and Chief Executive Officer

                             SECOND AMENDMENT TO THE
                     PERCEPTRON, INC. 1992 STOCK OPTION PLAN
                     (AMENDED AND RESTATED OCTOBER 31, 1996)

     Pursuant to the Amendment provisions in Section 9.2 of the Perceptron, Inc. 1992 Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below.

     1. Subject to shareholder approval, Section 4.1 of the Plan (Shares Available for Options) shall be amended and restated in its entirety to read as follows:

         4.1 SHARES AVAILABLE FOR OPTIONS. The Board of Directors shall reserve for purposes of this Plan, out of the authorized but unissued Stock or out of shares of Stock held in the Company's Treasury, or partly out of each, a total of 2,414,286 shares of Stock, after taking into account the Company's reverse stock split effected on May 5, 1992 and stock split effected November 30, 1995, (or the number and kind of shares of Stock or other securities which, in accordance with Section 8 of this Plan, shall be substituted for such shares or to which such shares shall be adjusted).

     2. Section 6.1 of the Plan (Termination of Employment - General) shall be amended and restated in its entirety to read as follows:

         6.1 GENERAL. If the employment by the Company of any optionee who is an Employee shall terminate for any reason, other than by death or total and permanent disability, any option which such optionee is entitled to exercise on the date of such termination shall be exercisable by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of such termination, but only to the extent of the accrued right to purchase at the date of such termination. Notwithstanding the foregoing, the Committee, in its discretion, may extend an exercise period, not to exceed the tenth anniversary of the date of the grant, and may permit the option to continue to accrue rights to purchase additional shares of Stock following any termination of employment of any option; it being understood, that the extension of the exercise term or accrual right as set forth above for an Incentive Stock Option may cause such Option to lose its preferential tax treatment.

          THIS SECOND AMENDMENT is hereby adopted as of April 14, 1999.

                            PERCEPTRON, INC.

                            By:  /S/ Alfred A. Pease
                               ------------------------------------------
                                 Alfred A. Pease, Chairman, President
                                     and Chief Executive Officer

                             THIRD AMENDMENT TO THE
                     PERCEPTRON, INC. 1992 STOCK OPTION PLAN
                     (AMENDED AND RESTATED OCTOBER 31, 1996)


         Pursuant to the Amendment provisions in Section 9.2 of the Perceptron, Inc. 1992 Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below.

         1. Subject to shareholder approval, Section 10 of the Plan (Effective Date and Duration) shall be amended and restated in its entirety to read as follows:

                  SECTION 10 EFFECTIVE DATE AND DURATION. This Plan shall become effective beginning April 21, 1992, subject to the approval of the shareholders of the Company as required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 422A of the Code. No options may be granted under this plan subsequent to April 20, 2012.

         THIS THIRD AMENDMENT is hereby adopted as of August 10, 2001.

                                            PERCEPTRON, INC.



                                            By: /s/ Alfred A. Pease
                                               ---------------------------------
                                               Alfred A. Pease, Chairman,
                                               President and Chief Executive
                                               Officer

                             FOURTH AMENDMENT TO THE
                     PERCEPTRON, INC. 1992 STOCK OPTION PLAN
                     (AMENDED AND RESTATED OCTOBER 31, 1996)

         Pursuant to the Amendment provisions in Section 9.2 of the Perceptron, Inc. 1992 Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below.

         1. Subject to shareholder approval, Section 4.1 of the Plan (Shares Available for Options) shall be amended and restated in its entirety to read as follows:

                  4.1 SHARES AVAILABLE FOR OPTIONS. The Board of Directors shall reserve for purposes of this Plan, out of the authorized but unissued Stock or out of shares of Stock held in the Company's Treasury, or partly out of each, a total of 2,814,286 shares of Stock, after taking into account the Company's reverse stock split effected on May 5, 1992 and stock split effected November 30, 1995, (or the number and kind of shares of Stock or other securities which, in accordance with Section 8 of this Plan, shall be substituted for such shares or to which such shares shall be adjusted).

         2. Section 6.1 of the Plan (Termination of Employment - General) shall be amended and restated in its entirety to read as follows:

                  6.1 GENERAL. If the employment by the Company of any optionee who is an Employee shall terminate for any reason, other than by death or total and permanent disability, any option which such optionee is entitled to exercise on the date of such termination shall be exercisable by the optionee at any time on or before the earlier of the expiration date of the option or three months after the date of such termination, but only to the extent of the accrued right to purchase at the date of such termination. Notwithstanding the foregoing, the Committee, in its discretion, may extend an exercise period, not to exceed the tenth anniversary of the date of the grant, and may permit the option to continue to accrue rights to purchase additional shares of Stock following any termination of employment of any option; it being understood, that the extension of the exercise term or accrual right as set forth above for an Incentive Stock Option may cause such Option to lose its preferential tax treatment.

         THIS FOURTH AMENDMENT is hereby adopted as of August 16, 2002.

                            PERCEPTRON, INC.

                            By: /s/ Alfred A. Pease
                                -----------------------------------------------
                                Alfred A. Pease, Chairman, President and Chief Executive Officer